TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated August 21, 2006

to the May 1, 2006 Statement of Additional Information (SAI)

Changes to the Management Committee

Effective July 18, 2006, Dr. Carleton and Mr. Longstreth retired from the Management Committee of TIAA Separate Account VA-1 (the “Account”). Therefore, they should each be removed from the list of trustees in the Account’s SAI.

Also effective July 18, 2006, Dr. Laura T. Starks was appointed to the Management Committee of the Account. The following information should be added to the list of trustees in the Account’s SAI.

Name, Address and Age	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 56	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (2002–present), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (2000–present); Professor, University of Texas at Austin (1987–present); Fellow, Financial Management Association (2002–present). Associate Dean for Research (2001–2002), Associate Director for Research, the Center for International Business Education and Research, University of Texas at Austin (2000–2003), Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).	66	None

Dr. Starks will serve as a member of the following Management Committee committees: the Corporate Governance and Social Responsibility Committee and the Operations Committee.

The following should be added to the table disclosing the manager’s equity ownership in the Account and the TIAA-CREF Fund Complex:

Name of Manager	Dollar Range of Equity Securities in Account (as of May 31, 2006)	Aggregate Dollar Range of Equity Securities (as of May 31, 2006)
Laura T. Starks	$0	Over $100,000

Changes to the Committees of the Management Committee

The Audit Committee has been renamed the “Audit and Compliance Committee” and the Finance Committee has been renamed the “Investment Committee.” Additionally, a new committee, the Operations Committee, has been formed to, among other things, oversee contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Dr. Jacob and Dr. Starks.

New Chief Financial Officer

Effective July 18, 2006, the Account’s Management Committee appointed Georganne C. Proctor as Executive Vice President and Chief Financial Officer of the Account. She replaces Russell Noles, who had held the position of Vice President and Acting Chief Financial Officer of the Account. Consequently, Mr. Noles should be removed from the list of officers in the Account’s SAI and the following information concerning Ms. Proctor should be added to this list.

Name, Address and Age	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President and Chief Financial Officer	Indefinite term. Executive Vice President and Chief Financial Officer since 2006.	Executive Vice President and Chief Financial Officer of TIAA and the TIAA-CREF Fund Complex since 2006. Manager and Executive Vice President of TIAA-CREF Investment Management, LLC, Director and Executive Vice President of Teachers Personal Investors Services, Inc. and Teachers Advisors, Inc. Formerly, Executive Vice President, Finance, Golden West Financial Corporation (2002–2006) and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999–2002).

A11226 8/06